UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amended Accounts Receivable Facility

Effective February 1, 2013, United Rentals, Inc. (the “Company”) and United Rentals Receivables LLC II (the “SPV”) entered into an assignment and acceptance and amendment agreement (the “Amendment”) with Liberty Street Funding LLC (“Liberty”), Market Street Funding LLC (“Market Street”), Gotham Funding Corporation (“Gotham”), The Bank of Nova Scotia (“Scotia”), PNC Bank National Association (“PNC”), The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”) and Bank of America, N.A. (“BOA”) relating to the Third Amended and Restated Receivables Purchase Agreement, dated as of September 24, 2012 (the “Receivables Purchase Agreement”), between the SPV, as Seller, the Company, as Collection Agent, Liberty, Market Street and Gotham, as Purchasers, Scotia, as purchaser agent for Liberty, as administrative agent and as a bank, PNC, as purchaser agent for Market Street and as a bank, and BTMU, as purchaser agent for Gotham and as a bank. Under the terms of the Amendment, Scotia assigned a portion of its rights and obligations under the Receivables Purchase Agreement to BOA, and BOA acceded to the Receivables Purchase Agreement as purchaser agent for itself and as a bank. In addition, the purchase limit of the facility under the Receivables Purchase Agreement was increased and the banks increased their respective aggregate commitments under the facility from $475,000,000 to $550,000,000. Following the amendment, Scotia’s total commitment remains at $250,000,000 and BOA’s commitment is $75,000,000 under the Receivables Purchase Agreement. The Amendment did not modify the Receivables Purchase Agreement other than as required to reflect the accession of BOA and the increase in facility size. Advances under the amended facility will continue to be reflected as debt on our condensed consolidated balance sheets and receivables in the collateral pool will be reflected as assets on our consolidated balance sheets.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report is incorporated by reference under this Item.

Item 9.01	Financial Statements and Exhibits.

Exhibits

10.1	Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, among United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Market Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia, PNC Bank National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2013

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Assignment and Acceptance Agreement and Amendment No. 1 to Third Amended and Restated Receivables Purchase Agreement, dated as of February 1, 2013, among United Rentals Receivables LLC II, United Rentals, Inc., Liberty Street Funding LLC, Market Street Funding LLC, Gotham Funding Corporation, The Bank of Nova Scotia, PNC Bank National Association, The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch and Bank of America, N.A.